                                                                  EXHIBIT 10.7.2


                                COMMERCIAL LEASE
A140-10
R140-04

THIS LEASE is between Peter Tu, of WOODCOTTON MANAGEMENT, INC., herein called Lessor, and Robert Wallace, of SYBARI SOFTWARE INC., herein called Lessee. Lessee hereby offers to lease from Lessor the premises situated in the City of E NORTHPORT, County of SUFFOLK, State of N.Y., described as 351 Larkfield Rd., upon the following TERMS and CONDITIONS:

1. TERM AND RENT. Lessor demises the above premises for a term of Three years, commencing May 1, 2002, and terminating on Dec, 31, 2004, or sooner as provided herein at the annual rental of $11,400.00 Dollars ($950 per Month), payable in equal installments in advance on the first day of each month for that month's rental, during the term of this lease. All rental payments shall be made to Lessor, at the address specified above.

2. USE. Lessee shall use and occupy the premises for COMPUTER SOFTWARE INC. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

3. CARE AND MAINTENANCE OF PREMISES. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, excepting the roof, exterior walls, structural foundations, and:

                                                                   , which shall

be maintained by Lessor. Lessee shall also maintain in good condition such portions adjacent to the premises, such as sidewalks, driveways, lawns and shrubbery, which would otherwise be required to be maintained by Lessor.

4. ALTERATIONS. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

5. ORDINANCES AND STATUTES. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

6. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease.

7. UTILITIES. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for sewer, water, gas electricity, and telephone services.

8. ENTRY AND INSPECTION. Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty
(60) days prior to the expiration of this lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the same to inspect the premises thereafter.

9. POSSESSION. If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this
lease if possession is not delivered within      days of the commencement of
the term hereof.

10. INDEMNIFICATION OF LESSOR: Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

11. INSURANCE. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows:

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.


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12. EMINENT DOMAIN. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee's use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expenses.

13. DESTRUCTION OF PREMISES. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

14. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor may give Lessee notice of such default and if Lessee does not cure any such default within -10- days, after the giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Lessee does not commence such curing within such -10- days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Lessor may terminate this lease on not
less than     days' notice to Lessee. On the date specified in such notice the term of this lease shall terminate, and Lessee shall then quit and surrender the premises to Lessor, but Lessee shall remain liable as hereinafter provided. If this lease shall have been so terminated by Lessor, Lessor may at any time thereafter resume possession of the premises by any lawful means and remove Lessee or other occupants and their effects. No failure to enforce any term shall be deemed a waiver.

15. SECURITY DEPOSIT. Lessee shall deposit with Lessor on the signing of this lease the sum of Nineteen Hundred Dollars ($1,900) as security for the performance of Lessee's obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

16. TAX INCREASE. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to 12% of the increase in taxes upon the land and building in which the leased premises are situated. In the event that such taxes are assessed for a tax year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

17. COMMON AREA EXPENSES. In the event the demised premises are situated in a shopping center or in a commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area.

18. ATTORNEY'S FEES. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

19. WAIVER. No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

20. NOTICES. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address specified above, or at such other places as may be designated by the parties from time to time.

21. HEIRS, ASSIGNS, SUCCESSORS. This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

22. OPTION TO RENEW. Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for an
additional term of     months commencing at the expiration of the initial lease
term. All of the terms and conditions of the lease shall apply during the renewal term except that the monthly rent shall be the sum of $ Increase 8%
Annual   . The option shall be exercised by written notice given to Lessor not less than Ninty days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

23. SUBORDINATION. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

24. RADON GAS DISCLOSURE. As required by law, (Landlord)(Seller) makes the following disclosure: "Radon Gas" is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings
in            . Additional information regarding radon and radon testing may be obtained from your county public health unit.

25. ENTIRE AGREEMENT. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following Exhibits, if any, have been made a part of this lease before the parties' execution hereof:

      Signed this 23rd day of April, 2002

By: /s/ Peter Tu             Lessor  By: /s/ Tobias Berman        Lessee
   -------------------------            -------------------------

() E-Z LEGAL FORMS. Before you use this form, read it, fill in all blanks, and make whatever changes are necessary to your particular transaction. Consult a lawyer if you doubt the form's fitness for your purpose and use. E-Z Legal
Forms and the retailer make no representation or warranty, express or implied, with respect to the merchantability of this form for an intended use or purpose.

                                                                  (Revised 1/97)

                 RIDER ATTACHED TO AND BECOMING PART OF A LEASE


                                    between

                             WOODCOTTON MANAGEMENT

                                  as LANDLORD

                             SYBARI SOFTWARE INC.

                                   AS TENANT

                                   Premises:
                            351 Larkfield Road
                            East Northport, N.Y. 11731



26.      Following Preprinted Form

         If there are any inconsistencies between the preprinted portion of this Lease and the Rider, the Rider shall prevail.

27.      Zoning

         Tenant acknowledges that he has researched the zoning and that this contemplated use is a permitted use thereof. Tenant acknowledges that he has obtained all necessary permits and approvals to utilize the leased premises.

28.      Sign

         The tenant may, subject to the landlord's prior written approval, which shall not be unreasonably withheld, erect an outdoor sign on the premises to advertise the tenant's business. Any such sign must be in compliance with law and with the rules and regulations of all governmental authorities having jurisdiction. Tenant will obtain and pay for all permits required by the sign. At the expiration, or prior termination of the lease in accordance with its terms, upon notice from the landlord, the tenant shall remove the sign and repair all damage at landlord's request. Landlord shall have the right to remove the sign and charge tenant for the cost.

29. The rental for the leased term shall be as follows: Three Year lease $11,400.00 per annum or $950.00 per month, commencing May, 01, 2002 and ending Dec. 31, 2004. ALL RENT IS DUE AND PAYABLE ON THE FIRST OF THE MONTH. THE RENT SHALL BE PAID IN UNITED STATES DOLLARS.

30.      Late Charge

         There shall be due the landlord, as additional rent, a sum equal to
seven (7%) percent    of any rent or additional rent payment not made within 10
days of the date which it is due. Nothing herein contained shall be deemed to condone or authorize late payment or rent.

         Any check remitted to the landlord that fails to "clear" in the banking process for any reason whatsoever, except provable bank error, will cause a $25.00 service charge to be added to tenant's account as additional rent and, on the third (3rd) such default, will cause all rent to accelerate, causing the entire year's rent to be presently due and payable.

31.      Partial Invalidity

         If any provision of this Lease or application thereof to any person or circumstances shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

32.      Construction of Terms

         It is recognized by the parties to this Lease that the terms "Owner" and "Landlord" are used interchangeably. Owner, meaning landlord and landlord meaning owner.

33.      Maintenance and Repairs

         The tenant shall take good care of the premises and shall not obstruct or encumber the sidewalk adjacent to the premises nor allow the same to be obstructed or encumbered in any manner. Tenant shall make minor repairs to the demised premises of every kind, nature and description.

34.      Insurance

         The tenant, through the terms of this Lease, shall, at its own cost and expense, maintain and pay for insurance as follows:

         a) Plate class insurance with certificate for the benefit of the landlord.

         b) General liability insurance protecting the landlord against any and all liability occasioned by accident or disaster to any person or persons whosoever in the amount of $1,000,000.00 and property damage in the amount of $1,000,000.00. Said liability policies shall cover the entire building and premises as well as the signs and sidewalks, steps, covering the landlord and tenant, as

35. Utilities

         Tenant shall be responsible for payment of their proportionate share of any increase in utility costs over the base year of this lease. The landlord renders a statement at the end of the year showing increase over prior year. Tenants proportionate share shall then be due and payable. If at any time in the future the utilities are separated so that they can be individually metered for the demised premises then the tenant shall pay for its own utilities as billed.

36. Sublet and Assignment

         The tenant may not sublet the premises or any part thereof without the express written permission of the landlord, which permission shall not be unreasonably withheld, provided the following conditions precedent are met:

         a) Such request to sublet or assign shall be in writing setting forth the following:

                  1) The names and addresses of the principals of the proposed assignment;

                  2) The background and experience of the proposed assignee with respect to the use set forth in this Lease;

                  3) Evidence of financial responsibility including such financial statements as landlord may require; and

                  4) If use differs from use provided for in the Lease, then landlord must approve the sub-tenant's use.

All of the foregoing are required so that landlord may be in a position to determine whether or not the requested consent should be given, it being the intention of the landlord that the proposed assignee shall conduct business on a quality standard similar to the standards of the tenant.

         b) Each assignment or sublease of this Lease shall be accompanied by an agreement in writing, executed by the assignee or sublessee, for the benefit of the landlord, wherein the assignee or sublessee shall assume all the duties and obligations of the tenant herein. In the event said subtenant or assignee is a corporation or partnership, the principals of said entity shall execute a personal guarantee of the terms of the Lease.

         c) Said agreement executed by the assignee or sublessee shall be deposited with the landlord with five (5) days of the making of the assignment or sublease.

         d) Assignment or sublease of this Lease agreement shall in no way operate to release the assignor or sublessor from the obligation of the tenant herein.

                  its interest may appear, but otherwise in the form herein above provided, shall be deemed a compliance with the provision of its covenant as acceptable to the landlord.

         c) Workmens' compensation insurance and/or such other similar insurance as may be required by the law.

         d) That if, at any time, the tenant shall fail or omit to obtain, procure or deliver any such policy, or policies, or a certificate of renewal, the landlord may obtain and procure the same and pay the premium to be paid thereon, and the amount of said premium, together with the interest thereon computed at the rate of eight (8%) percent from the date of payment, shall be considered as additional rent hereunder, and shall be payable with, and as a part of, the next installment of fixed rental thereafter accruing.

         e) For the first and last years of the term hereby demised all insurance premiums on existing policies shall be apportioned between the landlord and the tenant according to the part of each calendar year during which the tenant shall have possession of the demised premises under this Lease.

         f) The tenant shall not violate or permit to be violated any condition of said policies of insurance and shall so perform and satisfy the requirements of the various companies writing such policies that at all times companies of good standing satisfactory to the landlord shall be willing to write said insurance.

         g) All policies shall contain a provision that cancellation thereof shall not be effective unless written notice thereof is first given to both landlord and tenant.

37. Taxes

         Tenant shall pay to the Landlord his proportionate share of any increase in Real Estate Taxes levied against the property. The tenant will be billed his proportionate share of any increase over the base year taxes for - 2002 - The base year taxes are -$17,426.97 A copy of the Landlord's tax bill is sufficient proof of amount of current taxes due. The amount billed by the Landlord be additional rent and shall be due within 10 days of Landlord's billing.

38. Mechanic's Lien

         Any mechanic's lien filed against the demised premises or the buildings of which same form a part for work, claimed to be done for or materials claims to have been furnished to the tenant shall be discharged by the tenant within thirty (30) days thereafter at the tenant's expense by the filing of the bond required by law.

Nothing herein contained shall be construed as granting to the tenant permission to have liens placed against the premises.

39. Fixtures

         It is covenanted and agreed that all buildings, improvements and fixtures, except trade fixtures and lighting fixtures and personal property of the tenant, be situation on the demised premises or hereafter placed thereon, shall become the property of the landlord. It is understood that the tenant may remove trade and lighting fixtures so long as the premises are restored by the tenant to its original condition.

40. Abatement

         No diminution or abatement or rent or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of additions, repairs or improvements to the building or to its equipment and fixtures, nor for any space taken to comply with any law, ordinance or order of a governmental authority except if said repairs being made by landlord precludes tenant from utilizing the demised premises. If tenant is precluded from using the premises then the rent shall be abated during that time.


41. Applicable Law and Construction

         The laws of the State of New York shall govern the validity, performance and enforcement of this Lease. The invalidity or enforceability of any provision of this Lease shall not affect or impair any other provision. The submission of this document to tenant for examination does not constitute an offer to lease, or a reservation of or option to lease, and becomes effective only upon execution and delivery thereof. All representations and understandings between the parties are incorporated in this Lease. Landlord or landlord's agents have made no representations or promises with respect to the building or the premises except as herein expressly set forth. The headings of the several articles and sections contained herein are for convenience only and do not define, limit or construe the contents of such articles or sections. Whenever herein the singular number is used, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

42. Utility Easement

         This Lease is subject and subordinate to any utility, gas, water and electric light or telephone line easements now or hereafter granted, affecting the premises, the building or the land upon which they are located.

43. Notices

         All notices to be given hereunder shall be in writing by certified or registered mail addressed to either of the parties at the address hereinabove given or at any other subsequent mailing address they may indicate or notice. Any notice given hereunder by mail shall be deemed delivered when posted in a United States general or branch post office, addressed as above provided.

44. Default

         a) If tenant shall fail to pay any installment or rent, or any additional rent or other charges as and when the same are required to be paid hereunder, or if tenant defaults in fulfilling any of the other covenants of this Lease and such default shall continue for a period of ten (10) days after notice, or if the premises become deserted, or if the said default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said then (10) day period, and if tenant shall not have diligently commenced cure such default within such ten (10) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then, in any one or more of such events, landlord may serve a written three (3) day notice of cancellation of this Lease upon tenant, and upon the expiration of said three (3) days notice whereupon this Lease and the term thereunder shall end and expire as fully and completely as if the date of expiration of such three (3) day period were the day hereon definitely fixed for the end and expiration of this Lease and the term thereof, and tenant shall then quit and surrender the premises to landlord but tenant shall remain liable as hereinafter provided. If tenant shall default in the timely payment of any item of rent and such default shall continue or be repeated for four consecutive months or for a total of four months in any period of twelve months, or in the performance of any particular term, condition or covenant of this Lease more than six times in any period of twelve (12) months, then, notwithstanding that such defaults shall have been cured within the period after notice, if any, as provided in this Lease.

         b) If (i) The notice provided for in subparagraph (a) above shall have been given, and the terms shall expire as aforesaid; or
                  (ii) if any execution or attachment shall be issued against tenant or any of tenant's property whereupon the premises shall be taken or occupied or attempted to be taken or occupied by someone other than tenant; then, and in any of such event, landlord may, without notice, re-enter the premises either by force or otherwise, dispossess tenant by summary proceedings otherwise; and the legal representative of tenant or other occupant of the premises and remove their effects and hold the premises as if this Lease had not been made and tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

45. Damages

         a) If this Lease and the demised term shall expire and come to an end by or under any summary proceeding, or any other action or proceeding or if landlord shall re-enter the demised premises, by or under any summary proceedings or any other action or proceeding, then, in any of said events:

                  (i) Tenant shall pay to landlord all rent, additional rent and other charges payable under this Lease by tenant to landlord to the date upon which this Lease and the demised term shall have expired and come to an end or to the date of re-entry upon the demised premises by landlord, as the case may be; and

                  (ii) Tenant shall also be liable for and shall pay to landlord, as damages, any deficiency (referred to as "Deficiency") between the rent and additional rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the demised terms and the net amount, if any, of rents collected under any reletting effected or any part of such period (first deducting from the rents collected under any such reletting of all landlord's expenses in connection with the termination of this Lease or landlord's re-entry upon the demised premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorney's fees, alteration costs and other expenses of preparing shall be paid in monthly installments by tenant on the days specified in this Lease for payment of installments of rent. Landlord shall be entitled to recover from tenant each monthly deficiency as the same shall arise, and no suit to collect the amount of the deficiency for any month shall prejudice landlord's rights to collect the deficiency for any subsequent month by a similar proceeding; and

                  (iii) At any time after the demised term shall have expired and come to an end or landlord shall have re-entered upon the demised premises, as the case may be, whether or not landlord shall have collected any monthly deficiencies as aforesaid, landlord shall be entitled to recover from tenant, and tenant shall pay to landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the rent and additional rent reserved in this Lease for the period of the demised term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of demised premises so relet during the term of the reletting.

b) If the demised premises, or any part thereof, shall be relet together with other space in the building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this article. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the rent reserved in this Lease. Solely for the purposes of this Article, the term "rent" shall mean the rent in effect immediately prior to the date upon which this Lease and the demised term shall have expired and come to an end, or the date of re-entry upon the demised premises by landlord, as the case may be, plus any additional rent payable immediately preceding such event. Nothing contained in this Lease shall be deemed to limit or preclude the recovery by landlord from tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which landlord may be entitled.

46. Attorney's Fees

     If tenant shall at any time be in default hereunder, and if landlord shall institute an action or summary proceeding against tenant based upon such default and landlord shall be successful, then tenant shall reimburse landlord for the expenses of attorney's fees and disbursements incurred by landlord. The amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from tenant to landlord on the first day of the month following the incurring of such expenses.

46. Eminent Domain

     If the whole of the demised premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, then, and in that event, the terms of this lease shall cease and terminate from the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the award; however, the tenant shall have the right to make a claim for fixture damage. If only a part of the demised premises shall be taken or obtained by any competent authority for any public or quasi-public use or purpose, and such taking prevents the conduct of the tenant's business, then, and in that event, a the option of the landlord or tenant, the term of this Lease shall cease and terminate from the date when the possession of the part so taken shall be required for such use or purpose and without apportionment of the award. The current rental, however, shall in either case be apportioned.

48.  Environmental Damage

     Tenant covenants that in addition to normal maintenance, he shall take special care to insure that no damage be caused to the property as a result of his use of the premises. Tenant agrees that if any environmental damage is caused to the property as a result of tenants use, tenant will be responsible for all cleanup costs and damages. This paragraph shall survive the termination of this lease.

49. Tenant shall place its garbage in the dumpster at the rear of the property. No garbage shall be left in the halls or outside the dumpster. Tenant agrees to comply with all local recycling regulations and tenant further covenants that ANY TOXIC WASTE OR MEDICAL WASTE SHALL NOT BE PLACED IN THE DUMPSTER BUT SHALL BE REMOVED BY A LICENSED CONTRACTOR AT TENANTS SOLE COST.

50. Landlord is responsible for providing heat, air conditioning, electric and water to the demised premises on business days Monday to Friday from 8 a.m. to 6 p.m.

51. Tenants security deposit of $1,900 shall be held by Landlord. Landlord shall have no obligation to segregate security deposit or to pay interest thereon.

52. The demised premises are deemed to be 550 sq feet and the (ILLEGIBLE) proportionate share for the purpose of this lease is deemed to be 12%.

53. Any individual executing this lease hereby warrants and covenants that they have the authority to sign this lease and (ILLEGIBLE) their respective entities.

54.  May, 01, 2003 The rent will be $1,026.00
     May, 01, 2004 The rent will be $1,108.00

LANDLORD: WOODCOTTON MANAGEMENT              TENANT:
  BY:                                          BY:

/s/ Peter Tu                                 /s/ Tobias Berman
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